SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
November 13, 2008
Date of Report (date of earliest event reported)
INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
3560 Bassett Street
Santa Clara, CA 95054

(Address of principal executive offices)
(408) 986-9888
(Registrant’s telephone number, including area code)
N/A

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
EX-3.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Amended and Restated Bylaws
On November 13, 2008, the Board of Directors of Intevac, Inc. (the “Company”) amended and restated the Company’s bylaws to revise and update the advance notice requirements for stockholders to nominate directors for election to the board or bring other business before the stockholders, including clarification of what constitutes proper written form for timely proposals and that postponements of a meeting do not commence a new notice period. The amended and restated bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.
Date: November 19, 2008	By:	/s/ Jeffrey Andreson
Jeffrey Andreson
Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
No	Description
3.1	Amended and Restated Bylaws